MERRILL LYNCH LATIN AMERICA FUND, INC.

                   Supplement dated September 30, 2002 to the
            Statement of Additional Information dated March 27, 2002


     Effective September 30, 2002, the section captioned "Directors and Officers" beginning on page 17 is amended as follows:

     The biographical information of Orlando Muyshondt appearing on page 20 is deleted.






Code # 13991-0302STK